UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with our Registration Statement on Form S-3 (No. 333-133943) filed on May 9, 2006 and for purposes of incorporation by reference therein, Capital One Financial Corporation (“Capital One” or the “Company”) has filed as Exhibit 99.1 to this Form 8-K the unaudited consolidated financial statements of North Fork Bancorporation, Inc. (“North Fork”) as of June 30, 2006, December 31, 2005 and June 30, 2005 and for the three-month periods ended June 30, 2006 and 2005 and the six-month periods ended June 30, 2006 and 2005.

Additional Information About this Transaction

In connection with the proposed merger, Capital One filed with the Securities and Exchange Commission (the “SEC”) on a Registration Statement on Form S-4 that included a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about July 14, 2006. Investors and security holders are urged to read the joint proxy statement/prospectus (including all filings subsequent to the date of mailing that are incorporated by reference therein as provided in the joint proxy statement/prospectus) regarding the proposed merger because it contains important information. You may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Participants in this Transaction

Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the proxies in connection with the proposed merger is set forth in the definitive joint proxy statement/prospectus that was filed with the SEC. You can find information about Capital One’s executive officers and directors in Capital One’s definitive proxy statement filed with the SEC on March 23, 2006. You can find information about North Fork’s executive officers and directors in the definitive joint proxy statement/prospectus. You can obtain free copies of these documents from Capital One of North Fork using the contact information above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Unaudited consolidated financial statements of North Fork Bancorporation, Inc. as of June 30, 2006, December 31, 2005 and June 30, 2005 and for the three-month periods ended June 30, 2006 and 2005 and the six-month periods ended June 30, 2006 and 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: August 21, 2006	By:	/s/ John G. Finneran Jr.
Name: John G. Finneran Jr.
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited consolidated financial statements of North Fork Bancorporation, Inc. as of June 30, 2006, December 31, 2005 and June 30, 2005 and for the three-month periods ended June 30, 2006 and 2005 and the six-month periods ended June 30, 2006 and 2005